UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

January 13, 2025

Date of Report (Date of earliest event reported)

CABALETTA BIO, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-39103	82-1685768
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2929 Arch Street, Suite 600, Philadelphia, PA	19104
(Address of principal executive offices)	(Zip Code)

(267) 759-3100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.00001 per share	CABA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On January 13, 2025, Cabaletta Bio, Inc. (“Cabaletta” or the “Company”) disclosed that its unaudited cash and cash equivalents as of December 31, 2024 was $164 million. The Company expects that this cash position as of December 31, 2024, will enable it to fund its updated operating plan, including recently accelerated clinical assumptions, into the first half of 2026.

The information contained in Item 2.02 of this Form 8-K is unaudited and preliminary and does not present all information necessary for an understanding of the Company’s financial condition as of December 31, 2024. The audit of the Company’s consolidated financial statements for the year ended December 31, 2024 is ongoing and could result in changes to the information set forth above.

The information contained in Item 2.02 of this Current Report on Form 8-K is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure

On January 13, 2025, the Company posted to the “Investors & Media” section of the Company’s website at www.cabalettabio.com an updated corporate presentation (the “Corporate Presentation”). A copy of the Corporate Presentation is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

On January 13, 2025, the Company also issued a Press Release announcing its recent pipeline and operational progress and outlining its strategic priorities and anticipated key milestones for 2025 (the “Press Release”). A copy of the Press Release is furnished herewith as Exhibit 99.2 to this Current Report on Form 8-K.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section and shall not be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On January 13, 2025, the Company issued the Press Release announcing its recent pipeline and operational progress and outlining its strategic priorities and anticipated key milestones for 2025.

Recent Pipeline and Operational Progress

•	As of December 31, 2024, 21 patients have been enrolled across 44 actively recruiting clinical sites in the U.S. and Europe across the RESET clinical development program.

•

In the first 10 patients dosed with rese-cel with at least one month of follow-up, 90% have experienced either no cytokine release syndrome (CRS) or grade 1 (fever) CRS and 90% have experienced no immune effector cell-associated neurotoxicity syndrome (ICANS). Data from these patients will be presented at an upcoming scientific meeting in February 2025.

•

Today, Cabaletta announced the following progress in support of its commitment to advance innovations that improve the patient and physician experience, in addition to broadening the potential of rese-cel for patients:

•	The first patient has been enrolled in the RESET-PV trial, evaluating rese-cel without preconditioning in patients with pemphigus vulgaris.

•

The first juvenile myositis clinical site in the RESET-Myositis trial is now open and actively recruiting. The U.S. Food and Drug Administration (FDA) previously granted Rare Pediatric Disease designation for rese-cel in juvenile dermatomyositis.

•	The first patient has been enrolled in the RESET-MG™ trial, evaluating rese-cel in patients with myasthenia gravis.

•

The Investigational New Drug (IND) application for rese-cel has been allowed to proceed within the routine 30-day window by the FDA for the RESET-MS trial, a Phase 1/2 study evaluating rese-cel in patients with multiple sclerosis (MS). In addition, the FDA has granted Fast Track Designation to rese-cel for the treatment of relapsing and progressive forms of MS.

•

In order to expand our clinical supply to address the increasing pace of enrollment in our clinical trials as well as to prepare for registrational trial(s) across the RESET clinical development program while expanding our manufacturing options for rese-cel, Cabaletta has expanded its CDMO agreement with Lonza, a leading Contract Development and Manufacturing Organization (CDMO), to supply rese-cel clinical product under current Good Manufacturing Practices as soon as the second half of 2025.

•

In November 2024, Cabaletta presented new and updated clinical data on rese-cel supporting its potential to achieve drug-free, compelling clinical responses based on eight patients dosed across the ongoing Phase 1/2 RESET-Myositis, RESET-SLE™ and RESET-SSc™ clinical trials at the American College of Rheumatology (ACR) Convergence 2024 conference.

Strategic Priorities and Anticipated Key Milestones for 2025

Gain alignment with the FDA on a path to registration for rese-cel that leverages our indication-specific trials to rapidly advance registrational programs

•

The Company now plans to meet with the FDA regarding registrational trial designs for rese-cel in the first half of 2025 based on the emerging clinical and translational data and increased pace of enrollment.

Enroll patients and complete dosing in multiple disease-specific cohorts across the RESET clinical development program

•	Present new and updated clinical and translational data on rese-cel throughout 2025.

Continue advancing innovations designed to expand patient access and provide streamlined and positive experiences with rese-cel for patients and providers

•	Evaluate rese-cel with no preconditioning: Generate clinical and translational data evaluating rese-cel without preconditioning from the RESET-PV trial in 2025.

•

Align with FDA on whole blood replacement for apheresis: Continue to advance the whole blood manufacturing program as a potential replacement for apheresis and seek to align with FDA on a strategy to incorporate it into the RESET clinical development program.

Financial Guidance

Cabaletta ended the fourth quarter of 2024 with unaudited cash and cash equivalents of $164 million. The Company expects that this cash position as of December 31, 2024 will enable it to fund its updated operating plan, including recently accelerated clinical assumptions, into the first half of 2026.

About the RESET-MS™ Trial

The RESET-MS™ trial is a Phase 1/2 open-label, dose escalation study of rese-cel in subjects with relapsing and progressive forms of multiple sclerosis (MS), evaluated in separate cohorts. Subjects will receive a one-time infusion of rese-cel following a preconditioning regimen of fludarabine and cyclophosphamide. Key inclusion criteria for the relapsing MS cohort include patients between ages 18 to 60 (inclusive), evidence of clinical relapse during the previous 2 years, and prior treatment with a high efficacy therapy for at least 6 months. Key progressive MS inclusion criteria include patients between ages 18 to 60 (inclusive) and evidence of objective disease worsening during the prior year while on standard of care therapy for at least 6 months. Key exclusion criteria for both cohorts include history of fulminant MS within 5 years, a prior history of seizures or other clinically significant concomitant CNS pathology, history of progressive multifocal leukoencephalopathy, as well as treatment with a B cell depleting agent within the prior approximately 20 weeks.

About rese-cel (formerly referred to as CABA-201)

Rese-cel is a 4-1BB-containing fully human CD19-CAR T cell investigational therapy for patients with autoimmune diseases where B cells contribute to the initiation and/or maintenance of disease. Following a one-time infusion of a weight-based dose, rese-cel is designed to transiently and completely deplete all CD19-positive cells. This approach has the potential to reset the immune system and result in compelling clinical responses without chronic therapy requirements in patients. Cabaletta is currently evaluating rese-cel in the RESET™ (REstoring SElf-Tolerance) clinical development program which includes multiple disease-specific, company-sponsored clinical trials across growing portfolios of autoimmune diseases in a broad range of therapeutic areas, including rheumatology, neurology and dermatology.

Forward-Looking Statements

The information under this Item 8.01 contains “forward-looking statements” of Cabaletta Bio within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including without limitation, express or implied statements regarding: Cabaletta’s business plans and objectives as a whole; Cabaletta’s ability to realize its vision of launching the first curative targeted cell therapy designed specifically for patients with autoimmune diseases; Cabaletta’s ability to successfully complete research and further development and commercialization of its drug candidates in current or future indications, including the timing and results of Cabaletta’s clinical trials and its ability to conduct and complete clinical trials; expectation that clinical results will support rese-cel’s safety and activity profile; statements regarding the timing of interactions with regulatory authorities, including such authorities’ review of safety information from Cabaletta’s ongoing clinical trials and potential registrational pathway for rese-cel; Cabaletta’s expectations around the potential success and therapeutic benefits of rese-cel, including its belief that rese-cel has the potential to reset the immune system and result in compelling clinical responses without chronic therapy requirements in patients; the Company’s advancement of separate Phase 1/2 clinical trials of rese-cel in patients with SLE, myositis, SSc and gMG and advancement of the RESET-PV and RESET-MS trials, including updates related to status, safety data, efficiency of clinical trial design and timing of data read-outs or otherwise; the clinical significance of the clinical data read-out at upcoming scientific meetings; Cabaletta’s ability to expand its clinical supply for registrational trial(s) across the RESET clinical development program as well as to expand its manufacturing options for rese-cel; Cabaletta’s ability to increase enrollment in its US and Europe clinical networks; Cabaletta’s ability to leverage its growing clinical trial network to accelerate development of its therapy for patients and to generate clinical and translational data; Cabaletta’s advancement of the whole blood manufacturing program as a potential replacement for apheresis, as well as its potential alignment with FDA in connection thereto; and Cabaletta’s use of capital, expense and other financial results in the future and its ability to fund operations into the first half of 2026.

Any forward-looking statements in this Item 8.01 are based on management’s current expectations and beliefs of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: risks related to regulatory filings and potential clearance; the risk that signs of biologic activity or persistence may not inform long-term results; Cabaletta’s ability to demonstrate sufficient evidence of safety, efficacy and tolerability in its preclinical studies and clinical trials of rese-cel; the risk that the results observed with the similarly-designed construct employed in academic publications, including due to the dosing regimen, are not indicative of the results we seek to achieve with rese-cel; risks that modifications to trial design or approach may not have the intended benefits and that the trial design may need to be further modified; risks related to clinical trial site activation, delays in enrollment generally or enrollment rates that are lower than expected; delays related to assessment of clinical trial results; risks related to unexpected safety or efficacy data observed during clinical studies; risks related to volatile market and economic conditions and public health crises; Cabaletta’s ability to retain and recognize the intended incentives conferred by Orphan Drug Designation and Fast Track Designation or other designations for its product candidates, as applicable; risks related to Cabaletta’s ability to protect and maintain its intellectual property position; risks related to fostering and maintaining successful relationships with Cabaletta’s collaboration and manufacturing partners; uncertainties related to the initiation and conduct of studies and other development requirements for its product candidates; the risk that any one or more of Cabaletta’s product candidates will not be successfully developed and/or commercialized; and the risk that the initial or interim results of preclinical studies or clinical studies will not be predictive of future results in connection with future studies. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause Cabaletta’s actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in Cabaletta’s most recent annual report on Form 10-K as well as discussions of potential risks, uncertainties, and other important factors in Cabaletta’s other subsequent filings with the Securities and Exchange Commission. All information in this Item 8.01 is as of the date of this Current Report on Form 8-K, and the Company undertakes no duty to update this information unless required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Corporate Presentation, dated January 13, 2025, furnished herewith.

99.2	Press Release issued by the registrant on January 13, 2025, furnished herewith.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CABALETTA BIO, INC.

Date: January 13, 2025	By:	/s/ Steven Nichtberger
Steven Nichtberger, M.D.
President and Chief Executive Officer